                                  Exhibit 10.1

                               AMENDMENT NO. 1 TO
                             1997 STOCK OPTION PLAN
                             ----------------------

            AMENDMENT NO. 1, dated November 13, 2001 (the  "Amendment"),  to the
1997 STOCK OPTION PLAN (the "Plan"),  dated  December 2, 1997 (the date the Plan was approved by the Board of Directors),  by the Quigley  Corporation,  a Nevada
corporation (the "Company").  All capitalized  terms used herein and not defined shall have the meanings ascribed to such terms in the Plan.

                                    RECITALS

            WHEREAS, the Board of Directors adopted the Plan on December 2, 1997;

            WHEREAS,  Section  4 of the Plan  provides  for the  reservation  of
1,500,000 shares of the Company's common stock, $0.0005 par value per share (the
"Common Stock");

            WHEREAS,  the  Company's  Board of  Directors  deems it advisable to increase the number of shares of the Common Stock  reserved  under the Plan from
1,5000,000 shares to 3,000,000 shares (the "Increase"); and

            WHEREAS, the Increase has been approved and adopted by the Company's
Board of Directors and stockholders.

            NOW, THEREFORE, the Plan shall be amended as follows:

            1.      Section 4, titled "Stock Reserved for the Plan" is hereby amended to read in its entirety as follows:

                              Subject to  adjustment  as  provided  in Section 7
                    hereof,  a total  of three  million  (3,000,000)  shares  of common  stock,  $.0005 par value  ("Stock"),  of the Company shall be subject to the Plan. The shares of Stock subject to the Plan shall  consist  of  unissued  shares or  previously issued  shares  reacquired  and held by the  Company  or any
                    Subsidiary  of the  Company,  and such  amount  of shares of
                    Stock shall be and is hereby reserved for such purpose.  Any of such  shares of Stock  which may remain  unsold and which are not subject to outstanding Options at the termination of the Plan shall cease to be  reserved  for the purpose of the
                    Plan, but until termination of the Plan the Company shall at all times reserve a sufficient  number of shares of Stock to meet the requirements of the Plan.  Should any Option expire or be canceled  prior to its  exercise in full or should the number of shares of Stock to be delivered  upon

                    the  exercise  in  full of any  Option  be  reduced  for any reason,  the  shares of Stock  theretofore  subject  to such
                    Option may again be subject to an Option under the Plan.

                              Notwithstanding the foregoing, with respect to any
                    options  that are  intended to qualify as  performance-based compensation  under Section  162(m) of the Code, the maximum number of shares of Stock  that may be  subject  to  options granted  under the Plan to any  individual  in any  calendar year shall not exceed  500,000,  and the method of  counting such shares shall conform to any requirements  applicable to performance-based  compensation  under Section 162(m) of the
                    Code.

            IN WITNESS WHEREOF,  the undersigned has executed this Amendment No.
1 as of the date first above written.

                                        THE QUIGLEY CORPORATION

                                     By: /s/ Guy J. Quigley
                                        ----------------------------------------
                                        Guy J. Quigley
                                        President and Chief
                                        Executive Officer